UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report: February 19, 2008
(Date of earliest event reported: February 14, 2008)

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 750-1771

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Definitive Agreement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Amendment Agreement No. 5 dated as of February 13, 2008, with respect to the Fourth Amendedand Restated Credit Agreement dated as of August 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President
Chief Financial Officer

Date: February 19, 2008